                                                                  EXHIBIT 24.1


                              POWER OF ATTORNEY


     KNOWN ALL PERSONS BY THESE PRESENTS, that each of F.N.B. Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints John D. Waters, its, his and her true and lawful attorney with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's Director's capacity or capacities as shown below, (a) a Registration Statement of F.N.B. Corporation on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of up to 700,000 shares of common stock, par value $2.00 per share, of F.N.B. Corporation, to be issued in exchange for shares of common stock of Indian Rocks State Bank, Largo, Florida, upon consummation of the proposed merger of Southwest Interim Bank, N.A., a wholly-owned interim national bank subsidiary of F.N.B. Corporation, with and into Indian Rocks State Bank, and any and all documents in support thereof or supplements thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations or requirements as may be applicable; and each of F.N.B. Corporation and said Officers and Directors hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as F.N.B. Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of F.N.B. Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process

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and other instruments, and any all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

     IN WITNESS WHEREOF, F.N.B. Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                                 F.N.B. CORPORATION
                                    (Registrant)


                                 By:/s/ Peter Mortensen
                                    -----------------------
                                    Peter Mortensen
                                    Chairman and President

                                 Dated: July 28, 1997
                                       --------------------

/s/ Peter Mortensen
--------------------------   Chairman, President               Date: July 28, 1997
Peter Mortensen                   (Principal Executive Officer


/s/ Stephen J. Gurgovits
--------------------------   Executive Vice President          Date: July 28, 1997
Stephen J. Gurgovits         and Director


/s/ William J. Rundorff
--------------------------   Executive Vice President          Date: July 28, 1997
William J. Rundorff


/s/ John W. Rose
--------------------------   Executive Vice President          Date: July 28, 1997
John W. Rose


/s/ John D. Waters           Vice President and Chief
--------------------------   Finance Officer (Principal        Date: July 28, 1997
John D. Waters               Financial and Accounting Officer)


                             Director                          Date:
--------------------------
W. Richard Blackwood


/s/ William B. Campbell      Director                          Date: July 28, 1997
--------------------------
William B. Campbell

                                 Page 2 of 4



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/s/ Charles T. Cricks           Director                 Date: July 28, 1997
-----------------------------
Charles T. Cricks


/s/ Henry J. Ekker              Director                 Date: July 28, 1997
-----------------------------
Henry M. Ekker, Esq.

                                Director                 Date:
-----------------------------                                 ----------------
Thomas C. Elliott


/s/ Thomas W. Hodge             Director                 Date: July 28, 1997
-----------------------------
Thomas W. Hodge

                                Director                 Date:
-----------------------------                                 ----------------
James S. Lindsay

                                Director                 Date:
-----------------------------                                 ----------------
Paul P. Lynch


/s/ Edward J. Mace              Director                 Date: July 28, 1997
-----------------------------
Edward J. Mace


/s/ Robert S. Moss              Director                 Date: July 25, 1997
-----------------------------
Robert S. Moss

                                Director                 Date:
-----------------------------                                 ----------------
Richard C. Myers

                                Director                 Date:
-----------------------------                                 ----------------
John R. Perkins

                                Director                 Date:
-----------------------------                                 ----------------
William A. Quinn


/s/ George A. Seeds             Director                 Date: July 28, 1997
-----------------------------
George A. Seeds

/S/ William J. Strimbu          Director                 Date: July 28, 1997
-----------------------------
William J. Strimbu

/S/ Gary L. Tice                Director                 Date: July 28, 1997
-----------------------------
Gary L. Tice

/s/ Archie O. Wallace          Director                 Date:  July 28, 1997
-----------------------------
Archie O. Wallace


                                Director                 Date:
-----------------------------                                 ----------------
Joseph M. Walton


/s/ James T. Weller             Director                 Date: July 28, 1997
-----------------------------
James T. Weller


/s/ Eric J. Werner              Director                 Date: July 28, 1997
-----------------------------
Eric J. Werner, Esq.

                                Director                 Date:
-----------------------------                                 ----------------
Robert B. Wiley

                                Director                 Date:
-----------------------------                                 ----------------
Donna C. Winner





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